Supplement dated March 31, 2023 to the Prospectus dated May 1, 2013 for
Pacific Select Estate Maximizer Modified Single
Premium Variable Life Insurance Policy (each a "Policy")
Issued by Pacific Life & Annuity Company

The purpose of this supplement is to announce an underlying fund change. This supplement must be preceded or accompanied by the Prospectus for your Policy, as supplemented (the "Prospectus"). All information in your Prospectus dated May 1, 2013, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Policy Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life & Annuity Company; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 595-6997, or online at www.PacificLife.com. Please retain it for future reference.

Pacific Select Fund Portfolio Manager/Subadvisor Changes

Pacific Asset Management, LLC "PAM" and Aristotle Pacific Capital, LLC ("Aristotle Pacific") are completing a corporate reorganization and transfer of PAM to Aristotle Pacific. The Transaction is expected to occur in the second quarter of 2023. Upon completion of the transaction, the Portfolio Manager/Subadvisor of the Pacific Select Fund High Yield Bond Portfolio will change Pacific Asset Management LLC to Aristotle Pacific Capital LLC

Form No. 85-52060-00